UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2006

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UNIVERSAL COMMUNICATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

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4812	Nevada	860887822
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

407 LINCOLN RD, STE 12F, MIAMI BEACH, FL 33139

(Address of Principal Executive Office) (Zip Code)

305-672-6344

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

By Unanimous Consent to Action Without a Meeting of the Board of Directors, effective February 23, 2006, the Board of Directors of Universal Communication Systems, Inc., the Registrant, accepted the resignation from further service on the Board, of Mr. Ami R. Elazari, effective immediately. Mr. Elazari has been a member of the Board since October 22, 2003. Mr. Elazari tendered his resignation for personal reasons, to avoid any conflict of interest in his pursuit of acquiring the Registrant’s subsidiary company, Millennium Electric T.O.U. Ltd., and not as a result of any disagreement with the Registrant.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Letter of Resignation dated February 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Universal Communication Systems, Inc. (Registrant)

By:	/s/ MICHAEL J. ZWEBNER
Michael J. Zwebner Chairman and Chief Executive Officer

Date:  February 24, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Letter of Resignation dated February 15, 2006.